Share Class & Ticker	Institutional Class	Class P	Class R6
	APMIX	APMPX	APMRX

Summary Prospectus  December 18, 2017

AllianzGI PerformanceFee Managed

Futures Strategy Fund

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://us.allianzgi.com/documents. You can also get this information at no cost by calling 1-800-498-5413 for Institutional Class, Class R6 and Class P shares or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus, dated December 13, 2017, and SAI, dated February 1, 2017 (as revised December 13, 2017), as further revised or supplemented from time to time.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Class R6	None	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Institutional	0.75%	None	4.69%	0.05%	5.49%	(4.55)%	0.94%
Class R6	0.75%	None	4.64%	0.05%	5.44%	(4.55)%	0.89%
Class P	0.75%	None	4.74%	0.05%	5.54%	(4.55)%	0.99%

(1)

The Management Fee consists of a base fee at an annualized rate of 0.75% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.75% based on the Fund’s performance relative to the ICE BofAML 3-Month US T-Bill Index plus 5.00% (annualized). The Management Fee does not become subject to the performance-based adjustment until after December 31, 2018. From the Fund’s launch until December 31, 2018, Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) has also agreed to waive its Management Fee in an amount equal to any negative performance adjustment that would otherwise have applied during the period. See “Management of the Funds” in the Fund’s prospectus for details.

(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending September 30, 2018 and include organizational expenses of 2.23%.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2019 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.14% for Institutional shares, 0.09% for Class R6 shares and 0.19% for Class P shares. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses excluding organizational expenses.

Share Class	1 Year	3 Years
Institutional	$96	$786
Class R6	91	771
Class P	101	801

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies

The Fund pursues its objective of seeking long-term capital appreciation by investing in both long and short positions across multiple asset classes, including equity, fixed income, commodities, currencies and other asset classes described in greater detail below. There are no geographic limits on the market exposure of the Fund’s assets. The Fund actively adjusts its asset class allocations based on a dynamic approach.

The Fund’s active approach to asset allocation is comprised of two components. The first component involves the use of a proprietary approach to allocate the Fund’s investments across asset classes based on quantitative criteria. The second component uses a mix of both quantitative and qualitative assessments in order to make tactical adjustments to the Fund’s asset allocation.

AllianzGI PerformanceFee Managed Futures Strategy Fund

The Fund will seek exposure to different asset classes, including, without limitation, global equities, real estate investment trusts (“REITs”), commodities, sovereign bonds, covered bonds, inflation-linked bonds, corporate bonds, mortgage-backed securities, asset-backed securities, high yield bonds (sometimes referred to as “junk bonds”), emerging markets bonds and various currencies by investing in both long and short positions across those asset classes. The Fund expects to obtain exposure to these asset classes through listed futures, over-the-counter forward contracts and/or a wide range of additional derivatives, including credit default swaps and other swaps. The Fund may also make direct investments in exchange-traded funds, exchange-traded notes, bonds, open-end mutual funds and securities of individual issuers. The portfolio managers retain full discretion in determining how the Fund obtains exposure to the targeted asset classes. The Fund is not subject to limitations with respect to its assets class allocations, and may invest as much as all or as little as none of its assets in a given asset class.

The Fund expects to invest in commodity-related instruments, including commodity futures, through its wholly-owned and controlled subsidiary (the “Subsidiary”), which, like the Fund, is advised by the Manager. The Fund may invest no more than 25% of its assets in the Subsidiary. The Subsidiary is expected to invest primarily in commodity futures, forwards and swap contracts, short-term bonds and other cash substitutes, but it also may invest in other asset classes. Unless otherwise indicated, all references in the Fund’s prospectus to the Fund’s investments, investment strategies and investment risks include both direct investments and indirect investments made through the Subsidiary.

The Fund may use derivatives in the manner described above, and also may otherwise use derivatives to achieve its investment objective. Derivatives used by the Fund may include futures, options, interest rate swaps, credit default swaps and credit default swaps on indices, currency forwards, foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments.

While the Fund does not expect to borrow under normal circumstances, it will obtain operational leverage, including through the use of certain derivative instruments. The operational leverage may occur due to the low margin deposits required in futures and options trading and in trading certain other financial instruments. A sudden, precipitous drop in value of the Fund’s assets accompanied by corresponding margin calls could force the Fund to liquidate assets quickly, and not for fair value, in order to meet its margin requirements.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular underlying funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of underlying funds and other investments may not produce the desired results.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Subsidiary Risk:  By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund

Investment Manager

Allianz Global Investors U.S. LLC

Portfolio Managers

Rahul Malhotra, Ph.D., portfolio manager and director, has managed the Fund since 2017.

Giorgio Carlino, CFA, portfolio manager and managing director, has managed the Fund since 2017.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2017.

Huy Thanh Vo, Ph.D., CFA, portfolio manager and vice-president, has managed the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer

Summary Prospectus

agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (“NAV”) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus

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